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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-59585, 33-62993, 333-01295, 333-00803 and 333-00247) of BFX Hospitality Group, Inc. of our
report dated November 12, 1997 appearing on page F-2 of this Form 10-K.





/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP



Fort Worth, Texas
December 29, 1997